The Preferred Group of Mutual Funds Prospectus Supplement dated January 24, 1999, to Prospectus dated November 1, 1999.


The Preferred Fixed Income Fund
E. Luke Farrell, portfolio manager with J.P. Morgan Investment Management Inc. in their fixed income group, is expected to assume primary responsibility for the day-to-day management of the Fund's portfolio effective February 1, 2000. Prior to joining the portfolio management group, Mr. Farrell spent approximately five years trading fixed income securities for Morgan. He joined Morgan in 1993 as a credit analyst.

1-800-662-GROW
P.O. Box 8320
Boston, MA 02266-8320
Distributed by Caterpillar Securities Inc.

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